UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2020

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Acadia Realty Trust ("the Company") was held on May 7, 2020. Shareholders representing 80,225,983 common shares of beneficial interest ("Common Shares"), or 92.37%, of the Common Shares outstanding as of the March 13, 2020 record date, either participated or were represented at the meeting by proxy.

The proposals listed below were submitted to a vote of the holders of Common Shares ("Shareholders"). The proposals are described in the Company's definitive proxy statement for the annual meeting previously filed with the Securities and Exchange Commission. The following tables set forth the voting results of the proposals.

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1 - Election of Trustees
Proposal 1a - Election of Trustee: Kenneth F. Bernstein	78,291,133	613,469	4,418	1,316,963
Proposal 1b - Election of Trustee: Douglas Crocker II	62,145,515	16,757,432	6,073	1,316,963
Proposal 1c - Election of Trustee: Lorrence T. Kellar	77,019,350	1,884,467	5,203	1,316,963
Proposal 1d - Election of Trustee: Wendy Luscombe	57,477,305	21,426,045	5,670	1,316,963
Proposal 1e - Election of Trustee: William T. Spitz	77,161,139	1,711,481	36,400	1,316,963
Proposal 1f - Election of Trustee: Lynn Thurber	77,800,017	1,103,685	5,318	1,316,963
Proposal 1g - Election of Trustee: Lee S. Wielansky	76,569,042	2,334,423	5,555	1,316,963
Proposal 1h - Election of Trustee: C. David Zoba	62,565,966	16,305,782	37,272	1,316,963

	Votes Cast For	Votes Against	Abstentions

Proposal 2 - Ratify BDO USA, LLP as Independent Registered Public Accounting Firm	79,254,707	958,119	13,157

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Proposal 3 - Approval, on an Advisory Basis, of the Compensation of Named Executive Officers	73,106,534	5,775,712	26,774	1,316,963

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Proposal 4 – To consider and act upon a proposal to approve the Acadia Realty Trust 2020 Share Incentive Plan	76,918,434	1,969,334	21,252	1,316,963

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated: May 7, 2020	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
	Title:	Sr. Vice President and Chief Financial Officer